Certification of Accuracy

Re: Translation (from Chinese into English) of the following document:

Investment Agreement

Party A: Farvision Education Group Inc.
Party B: 2549601 Ontario Inc.

I, Yan Yan Su, hereby attest that I am a translator certified by The Association of Translators and Interpreters of Ontario (ATIO) for *Chinese* into *English and English into Chinese*, that I have translated the attached document, and that to the best of my knowledge, ability, and belief this translation is a true, accurate, and complete translation of the document that was provided to me.

YAN YAN SU, CT

June 25. 2021

DATE

Yan Yan Su, Certified Translator (English to Chinese, Chinese to English)
Tel: 1-647-271-3368, **Email:** yanyansu2004@yahoo.ca

Investment Agreement

Party A: Farvision Education Group Inc.
Party B: 2549601 Ontario Inc.

In order to promote the development of arts high school education in Ontario, Party A and B reach the following cooperation agreement on the basis of mutual benefit and common development through friendly consultation:

1、Party B is an education investment company approved by the Canadian federal government.

2、 Party B is a limited company approved by the Province of Ontario, Canada, and has more than 10 years of experience in arts education.

3、 Both parties agree to jointly establish Maple Toronto Art & Performance Academy Inc (hereinafter referred to as "MTAA") to invest in Ontario high school art education. Both parties shall invest a total of $200,000 CAD, of which Party A shall invest CAD $160,000, or 80% of the shares of MTAA, and Party B shall invest $40,000 CAD, or 20% of the shares of MTAA.

4、Matters not covered herein shall be amicably negotiated by both parties. This Agreement shall be governed by the laws of Ontario, Canada and is a legally binding agreement.

5、This agreement is made in duplicate and shall become effective after being signed by both parties.

Party A: Farvision Education Group Inc.

Signature: [handwritten signature]

Party B: 2549601 Ontario Inc.

Signature: [handwritten signature]

July 15, 2020

投资协议书

甲方：Farvision Education Group Inc.

乙方：2549601 Ontario Inc

为了推动安大略省艺术高中教育事业的发展，甲、乙双方经友好协商，在互惠互利、共同发展的基础上，达成如下合作协议：

1、甲方是经加拿大联邦政府批准的教育投资公司。
2、乙方是加拿大安大略省批准的有限公司，拥有 10 多年艺术教育经验。
3、甲、乙双方同意共同成立 Maple Toronto Art &PerformanceAcademy Inc（以下简称"MTAA"），专业投资安大略省艺术高中教育，双方共投资 20 万加元，其中，甲方投资 16 万加元占 MTAA 80%股份，乙方投资 4 万加元，占 MTAA 20%股份。
4、未尽事宜，双方友好协商。本协议受加拿大安省法律管辖，是有法律约束力的协议文件。
5、本协议一式二份，双方签字后生效。

甲方：Farvision Education Group Inc.
签字：

乙方：2549601 Ontario Inc .
签字：

2020 年 7 月 15 日